UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2017

EROOMSYSTEM TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-31037	87-0540713
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Airport Road, Ste 1200., Lakewood, NJ 08701

(Address of principal executive offices)

Registrant's telephone number, including area code: (732) 730-0116

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 23, 2017, the Board of Directors of eRoomSystem Technologies, Inc. (the “Company”) approved the dismissal of Scrudato & Co., PA (“Scrudato”), as its independent registered public accounting firm, effective as of that date. Scrudato was engaged as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014. Scrudato’s dismissal was prompted by the revocation of its registration with the Public Company Accounting Oversight Board (“PCAOB”). The revocation of Scrudato’s registration was part of a sanction handed down by the PCAOB based upon findings that Scrudato violated PCAOB rules and standards in connection with the audits of five of its issuer clients, which five issuer clients did not include the Company.

Scrudato’s audit reports of the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2014 and December 31, 2015, and the subsequent interim periods through March 23, 2017, there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Scrudato on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Scrudato, would have caused it to make reference to the subject matter of the disagreements in its reports.

None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the Company’s fiscal years ended December 31, 2016 and 2015 in which Scrudato served as the Company’s independent registered public accounting firm.

The Company provided Scrudato with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Scrudato furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Scrudato’s letter dated March 23, 2017 is filed as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Scrudato & Co., PA to Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eRoomSystem Technologies, Inc.

Date: March 24, 2017
	By:	/s/ David A. Gestetner
	Name:	David A. Gestetner
	Title:	President, Chief Executive Officer, Secretary, and Chairman of the Board